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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 16, 2002


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   Exact Name of Registrant                 Commission        I.R.S. Employer
   as Specified in Its Charter              File Number       Identification No.
   ---------------------------              -----------       ------------------

   Hawaiian Electric Industries, Inc.          1-8503           99-0208097



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                                State of Hawaii
              ----------------------------------------------------
                 (State or other jurisdiction of incorporation)



                   900 Richards Street, Honolulu, Hawaii 96813
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              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code:    (808) 543-5662



                                      None
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         (Former name or former address, if changed since last report.)


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Item 5. Other Events

Two final agreements are filed as exhibits with this Form 8-K in connection with the Registration Statement on Form S-3 (File No. 333-87782) filed by Hawaiian Electric Industries, Inc. (HEI) with the Securities and Exchange Commission covering HEI's Medium-Term Notes, Series D, which are issuable under an Indenture, dated as of October 15, 1988, as supplemented by a Third Supplemental Indenture dated as of August 1, 2002, between HEI and Citibank, N.A., as Trustee.

Item 7. Financial Statements and Exhibits

(c)     Exhibits.

Exhibit 1
Distribution Agreement dated August 16, 2002 between Hawaiian Electric Industries, Inc. (HEI) and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Robert W. Baird & Co. Incorporated, Janney Montgomery Scott LLC and U.S. Bancorp Piper Jaffray Inc., as Agents.

Exhibit 4
Third Supplemental Indenture dated as of August 1, 2002 between HEI and Citibank, N.A., as Trustee, to Indenture dated as of October 15, 1988 between HEI and Citibank, N.A., as Trustee





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HAWAIIAN ELECTRIC INDUSTRIES, INC.
                                                                (Registrant)



                                          /s/ ROBERT F. MOUGEOT
                                          --------------------------------------
                                          Robert F. Mougeot
                                          Financial Vice President, Treasurer
                                           and Chief Financial Officer
                                          (Principal Financial Officer of HEI)

                                          Date: August 16, 2002